Exhibit 99.3

MICROSEMI LLC - RF INTEGRATED SOLUTIONS AND SUBSIDIARIES

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AND FOOTNOTES

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Microsemi LLC - RF Integrated Solutions and its Subsidiaries

Condensed Consolidated Balance Sheets

(unaudited, amounts in thousands)

	January 3, 2016	September 27, 2015
Assets
Current assets:
Accounts receivable, net of allowances of $465 at January 3, 2016 and $449 at September 27, 2015	$22,873	$25,417
Inventories	22,780	25,563
Prepaid expenses	612	871
Deferred income taxes, net	2,785	2,785

Total current assets	49,050	54,636

Property and equipment, net	10,850	10,905
Goodwill	75,613	75,613
Intangible assets, net	11,412	12,806
Other assets	1,831	85

Total assets	$148,756	$154,045

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,932	$7,775
Accrued liabilities	1,580	2,435

Total current liabilities	7,512	10,210

Deferred income taxes	2,785	2,785
Deferred rent	901	935
Other long term liabilities	—	138
Commitments and contingencies (Note 6)
Invested equity:
Microsemi net investment	137,558	139,977

Total stockholders’ equity	137,558	139,977

Total liabilities and stockholders’ equity	$148,756	$154,045

The accompanying notes are an integral part of these condensed consolidated financial statements.

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Microsemi LLC - RF Integrated Solutions and its Subsidiaries

Condensed Consolidated Statements of Operations and Comprehensive Income

(unaudited, amounts in thousands)

	Three Months Ended
	January 3, 2016	December 28, 2014
Net sales	$24,976	$25,240
Costs and expenses:
Cost of sales	12,375	13,022
Selling, general and administrative	2,439	2,316
Research and development	2,655	2,443
Amortization of intangible assets	1,394	2,404
Allocated costs (See Note 2)	2,744	2,255
Restructuring and severance charges	—	259

Total costs and operating expenses	21,607	22,699
Operating income	3,369	2,541
Other income	—	6

Income before income taxes	3,369	2,547
Income tax provision	1,044	995

Net income	$2,325	$1,552
Other comprehensive income	$—	$—

Total comprehensive income	$2,325	$1,552

The accompanying notes are an integral part of these condensed consolidated financial statements.

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Microsemi LLC - RF Integrated Solutions and its Subsidiaries

Condensed Consolidated Statements of Cash Flows

(unaudited, amounts in thousands)

	Three Months Ended
	January 3, 2016	December 28, 2014
Cash flows from operating activities:
Net income	$2,325	$1,552
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,104	3,281
Change in allowance for doubtful accounts	15	12
Charge for stock-based compensation	363	362
Change in assets and liabilities:
Accounts receivable	2,530	(2,369)
Inventories	2,783	253
Prepaid expenses	259	85
Other assets	(1,746)	231
Accounts payable	(1,844)	791
Accrued liabilities	(855)	(1,052)
Deferred rent	(34)	(1,048)
Other long term liabilities	(138)	883

Net cash provided by operating activities	5,762	2,981

Cash flows from investing activities:
Purchases of property and equipment	(655)	(392)

Net cash used in investing activities	(655)	(392)

Cash flows from financing activities:
Microsemi net investment	(5,107)	(2,589)

Net cash used in financing activities	(5,107)	(2,589)

Net increase (decrease) in cash and cash equivalents	—	—
Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$—	$—

The accompanying notes are an integral part of these condensed consolidated financial statements.

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Microsemi LLC - RF Integrated Solutions and its Subsidiaries

Notes to Unaudited Condensed Consolidated Financial Statements

Note 1 Description of business and summary of significant accounting policies

Description of Business

Microsemi Corporation (“Microsemi”) is a leading designer, manufacturer and marketer of high-performance analog and mixed-signal semiconductor solutions differentiated by power, security, reliability and performance. Microsemi initiated discussions to sell Microsemi LLC - RF Integrated Solutions and its Subsidiaries (also referred as “we,” “us,” or “the Company”) which comprised of certain business units which primarily supply the defense, aerospace and security end markets. As part of the separation, Microsemi plans to transfer the assets, liabilities and operations of certain business units; therefore the Company has prepared the following special purpose condensed consolidated financial statements that represent these business units.

The Company derives revenue primarily as an electronics manufacturer and supplier that designs, develops and manufactures innovative electronic components and systems for inclusion in high technology products for the defense, aerospace and security markets. Its electronic solutions include advanced semiconductor and state of the art multi-chip packaged components, circuit card assemblies and electromechanical assemblies, as well as proprietary processes for incorporating anti-tamper protection to mission critical semiconductor components.

Basis of Presentation

The accompanying condensed consolidated financial statements of the Company have been prepared on a standalone basis and are derived from Microsemi’s consolidated financial statements and accounting records. The condensed consolidated financial statements reflect the Company’s financial position, results of operations and cash flows as the business was operated as part of Microsemi’s prior to the separation in conformity with accounting principles generally accepted in the United States (“GAAP”). Dollar amounts in the notes to condensed consolidated financial statements are presented in thousands, except for per share amounts.

We receive management and shared administrative services from Microsemi and we and Microsemi engage in certain related party transactions. We rely on Microsemi for a portion of our operational and administrative support. The condensed consolidated financial statements include the allocation of certain Microsemi corporate expenses, including information technology resources and support; finance, accounting, and auditing services; real estate and facility management services; human resources activities; certain procurement activities; treasury services, and legal advisory services and costs for research and development. These costs have been allocated to us on the basis of direct usage when identifiable, with the other remaining amounts allocated on a pro-rata basis using revenue, headcount or other rational measures.

Microsemi uses a centralized approach to cash management and financing of its operations and substantially all cash generated by the Company is remitted to Microsemi. Cash management and financing transactions relating to the Company are accounted for through the Microsemi invested equity account. Accordingly, none of the Microsemi cash and cash equivalents at the corporate level has been assigned to us in the condensed consolidated financial statements. Microsemi’s debt and related interest expense have not been allocated to us for any of the periods presented since we are not the legal obligor of the debt and Microsemi’s borrowings were not directly attributable to us.

Management believes the assumptions and allocations underlying the condensed consolidated financial statements are reasonable and appropriate. The expenses and cost allocations have been determined on a basis that Microsemi and we consider to be a reasonable reflection of the utilization of services provided or the benefit received by us during the periods presented.

However, the amounts recorded for these transactions and allocations are not necessarily representative of the amounts that would have been reflected in the financial statements had we been an entity that operated independently from Microsemi. Consequently, our future results of operations after the separation will include costs and expenses for us to operate as an independent company, and these costs and expenses may be materially different from our historical results reflected in the condensed consolidated statements of operations, changes in invested equity and of cash flows. Accordingly, the condensed consolidated financial statements for these periods may not be indicative of our future results of operations, financial position, and cash flows.

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Microsemi LLC - RF Integrated Solutions and its Subsidiaries

Notes to Unaudited Condensed Consolidated Financial Statements

See Note 2, “Transactions with Microsemi” for further information regarding the relationships we have with Microsemi and other Microsemi businesses.

Principles of Consolidation

The condensed consolidated financial statements include certain assets and liabilities that have historically been held at the Microsemi level, but are specifically identifiable or otherwise attributable to us. All material intra-company transactions within the Company have been eliminated. All material transactions between us and other businesses of Microsemi are included in these condensed consolidated financial statements.

Invested Equity

This balance represents the accumulation of our net earnings over time, cash transferred to and from Microsemi, and net intercompany receivable/payable between us and Microsemi.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the respective reporting periods. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash is managed centrally and cash generated by the Company was remitted to Microsemi. Such centralized cash management transactions relating to the Company is reflected through Microsemi net investment in equity. Accordingly, none of the centrally managed cash at Microsemi’s corporate level is reflected in our condensed consolidated financial statements.

Accounting for Income Taxes

In the Company’s condensed consolidated financial statements, income tax expense and deferred tax balances have been calculated on a separate return basis although the Company’s operations have historically been included in the tax returns filed by the respective Microsemi entities of which the Company’s business is a part of.

We recognize tax benefits in our financial statements when our uncertain tax positions are more likely than not to be sustained upon audit. The amount we recognize is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. We recognize deferred tax assets for deductible temporary differences, operating loss carryforwards and tax credit carryforwards. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion, or all, of the deferred tax assets will not be realized.

The Company maintains an income taxes payable to/from account with Microsemi. The Company is deemed to settle current tax balances with the Microsemi tax paying entities in the respective jurisdictions. The Company’s current income tax balances are reflected as income taxes payable and settlements, which are deemed to occur in the year following incurrence, and are reflected as changes in the net Microsemi investment in the condensed consolidated balance sheets.

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Microsemi LLC - RF Integrated Solutions and its Subsidiaries

Notes to Unaudited Condensed Consolidated Financial Statements

Note 2 Transactions with Microsemi

Related-party Transactions

The amount of materials and services either purchased by us from other Microsemi businesses or sold by us to other Microsemi businesses was immaterial for the three months ended January 3, 2016 and December 28, 2014.

Allocated Costs

The condensed consolidated statements of operations and comprehensive income includes our direct expenses for cost of goods and services sold related to our net sales, research and development, sales and marketing, customer service, and administration as well as allocations of expenses arising from shared services and infrastructure provided by Microsemi to us, such as costs of information technology, accounting and legal services, real estate and facilities, corporate advertising, insurance services and related treasury, and other corporate and infrastructure services. These expenses are allocated to us using estimates that we consider to be a reasonable reflection of the utilization of services provided to or benefits received from us.

The allocated costs, by nature of expense, are included in the table below for the three month period ended:

	January 3, 2016	December 28, 2014
Selling, general and administrative	$2,229	$1,741
Research and development	152	152
Stock-based compensation	363	362

Total	$2,744	$2,255

Note 3 Inventories

Inventories are summarized as follows:

	January 3, 2016	September 27, 2015
Raw materials	$12,457	$15,082
Work in process	6,929	7,504
Finished goods	3,394	2,977

	$22,780	$25,563

Note 4 Accrued Liabilities

Accrued liabilities consisted of the following components:

	January 3, 2016	September 27, 2015
Payroll, bonus, and employee benefits	$944	$1,831
Commissions	311	293
Deferred revenue	166	184
Warranties	114	114
Other	45	13

	$1,580	$2,435

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Microsemi LLC - RF Integrated Solutions and its Subsidiaries

Notes to Unaudited Condensed Consolidated Financial Statements

Note 5 Income Taxes

For the quarters ended January 3, 2016 and December 28, 2014 we recorded income tax provisions of $1,044 and $995, respectively. The difference in our effective tax rate from the U.S. statutory rate of 34% primarily reflects the benefit of tax credits, offset by valuation allowance. Additionally, the difference in our effective tax rate between the quarters ended January 3, 2016 and December 28, 2014 is a function of the amount of tax credits and valuation allowance relative to the amount of pre-tax earnings in each respective year. Our tax provisions for the quarters ended January 3, 2016 and December 28, 2014 were the combined calculated tax expenses, benefits and credits for various jurisdictions.

We file U.S. and state income tax returns in jurisdictions with varying statutes of limitations. The 2013 through 2015 tax years generally remain subject to examination by federal tax authorities and most state tax authorities. Each quarter, we reassess our uncertain tax positions for additional unrecognized tax benefits, interest and penalties, and deletions due to statute expirations. The Company does not expect its unrecognized tax benefits to change significantly over the next 12 months.

Note 6 Commitments and Contingencies

Contingencies

We are involved in pending litigation, administrative and similar matters arising out of the normal conduct of our business, including litigation relating to acquisitions, employment matters, commercial transactions, contracts, environmental matters and matters related to compliance with governmental regulations. The ultimate aggregate amount of monetary liability or financial impact with respect to these matters is subject to many uncertainties and is therefore not predictable with assurance. In the opinion of the Company’s management, the final outcome of these matters, if they are adverse, will not have a material adverse effect on our financial position, results of operations or cash flows. However, there can be no assurance with respect to such result, and monetary liability, financial impact or other sanctions imposed on us from these matters could differ materially from those projected.

Note 7 Subsequent Events

We have evaluated subsequent events from the date of the condensed consolidated balance sheet through the date the condensed consolidated financial statements were issued.

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